Exhibit 32.1

                                  CERTIFICATION

I, Edward J. Munden, Principal Executive Officer of Topaz Resources, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission (the "Report") on the date hereof, that:

     * The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

     * The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2010


/s/ Edward J. Munden
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Edward J. Munden
President and Chief Executive Officer